INDEMNIFICATION
                                      AND
                            CONTRIBUTION AGREEMENT

     THIS INDEMNIFICATION AND CONTRIBUTION AGREEMENT dated April 10, 2000 (the "Agreement") among Prudential Securities Secured Financing Corporation, a Delaware corporation (the "Depositor"), Prudential Securities Incorporated, a Delaware corporation, as underwriter (the "Underwriter"), and Mortgage Lenders Network USA, Inc., a Delaware corporation ("Mortgage Lenders Network").

                                  WITNESSETH:

     WHEREAS, Mortgage Lenders Network and the Depositor are parties to the Pooling and Servicing Agreement (as defined herein);

     WHEREAS, Mortgage Lenders Network stands to receive substantial financial benefits in its capacity as servicer under the Pooling and Servicing Agreement;

     WHEREAS, the Underwriter and the Depositor have entered into an Underwriting Agreement (as defined herein) pursuant to which the Underwriter has agreed to underwrite the Offered Certificates;

     WHEREAS, as an inducement to the Depositor to enter into the Pooling and Servicing Agreement and the Underwriting Agreement and to the Underwriter to enter into the Underwriting Agreement, Mortgage Lenders Network wishes to provide for indemnification and contribution on the terms and conditions hereinafter set forth;

     WHEREAS, the Depositor and the Underwriter wish to provide indemnification and contribution to Mortgage Lenders Network on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS

     1.1 Certain Defined Terms.

     The following terms shall have the meanings set forth below, unless the context clearly indicates otherwise:

     1933 Act: The Securities Act of 1933, as amended.

     Agreement: This Indemnification and Contribution Agreement, as the same may be amended in accordance with the terms hereof.

     FSA Information: Any information to be contained in the Prospectus Supplement under the headings: "The Note Insurance" and "Report of Experts" and the sections of the Summary relating to the foregoing.

     Mortgage Lenders Network Information: The numerical information (i) in the Prospectus Supplement contained under the headings "The Mortgage Pool" and "The Seller and Servicer" and (ii) concerning the characteristics of the Mortgage Loans furnished by Mortgage Lenders Network in writing or by electronic transmission that was used by the Underwriter in the preparation of any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) included in an ABS Filing (or amendment or supplement thereof).

     Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement dated as of April 1, 2000, between the Depositor and Mortgage Lenders Network.

     Offered Certificates: Mortgage Lenders Network Home Equity Loan Trust 2000-1, Pass-Through Certificates, Series 2000-1, Classes A-1, A-2, A-3, A-4 and A-5 issued pursuant to the Pooling and Servicing Agreement.

     Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     Pooling and Servicing Agreement: The Pooling and Servicing Agreement, dated as of April 1, 2000, among the Depositor, Mortgage Lenders Network, as seller and servicer, and Norwest Bank Minnesota, National Association, as trustee.

     Prospectus: The prospectus dated June 23, 1999 of Prudential Securities Secured Financing Corporation.

     Prospectus Supplement: The prospectus supplement dated April 10, 2000, relating to the public offering by the Underwriter of the Offered
Certificates.

     Underwriting Agreement: The Underwriting Agreement dated April 10, 2000, between the Underwriter and the Depositor, relating to the Offered Certificates.

     Underwriter: Prudential Securities Incorporated.

     1.2 Other Terms.

     Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Underwriting Agreement.

                                 ARTICLE II.

                        REPRESENTATIONS AND WARRANTIES

     Each party hereto represents that:

     (a) it has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement;

     (b) this Agreement has been duly authorized, executed and delivered by such party; and

     (c) assuming the due authorization, execution and delivery by each other party hereto, this Agreement constitutes the legal, valid and binding obligation of such party.

                                 ARTICLE III.

                                INDEMNIFICATION

     3.1 Indemnification by Mortgage Lenders Network, the Depositor, and the Underwriter.

     (a) Mortgage Lenders Network shall indemnify and hold harmless the Depositor, the Underwriter, each of their respective directors, each of their respective officers and each Person, if any, that controls the Depositor or the Underwriter, as the case may be, within the meaning of the 1933 Act, against any and all losses, claims, damages or liabilities to which the Depositor, the Underwriter or any such director, officer or controlling Person may become subject, under the 1933 Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or any amendment or supplement thereto or in any ABS Filing or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to information set forth in the Mortgage Lenders Network Information in the Prospectus Supplement or ABS Filing, and Mortgage Lenders Network shall in each case reimburse the Depositor and the Underwriter, as the case may be, and each such director, officer or controlling Person for any legal or other expenses reasonably incurred by the Depositor, the Underwriter, and each such director, officer or controlling Person, in connection with investigating or defending any such loss, claim, damage, liability or action. Mortgage Lenders Network's liability under this Section 3.1 shall be in addition to any other liability that Mortgage Lenders Network may otherwise have.

     (b) The Underwriter agrees to indemnify and hold harmless Mortgage Lenders Network, each of its directors, each of its officers and each Person, if any, that controls Mortgage Lenders Network within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which Mortgage Lenders Network or any such director, officer or controlling Person may become subject, under the 1933 Act or otherwise, to the extent that such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, to the extent that such untrue statement or alleged untrue statement or omission or alleged omission relates to written information provided by the Underwriter specifically for use in connection with the preparation of the Prospectus Supplement, or (ii) any Computational Materials or ABS Tern Sheets (or amendments or supplements thereof) furnished to the Depositor by the Underwriter pursuant to Section 10 or Section 11 of the Underwriting Agreement, or directly by the Underwriter, to the extent that such materials were delivered to investors by the Underwriter, and incorporated by reference in the Prospectus Supplement or the Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Pool Error), and the Underwriter shall reimburse Mortgage Lenders Network and each such director, officer or controlling Person for any legal or other expenses reasonably incurred by Mortgage Lenders Network and any such director, officer or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action. The Underwriter's liability under this Section 3.1 shall be in addition to any liability that the Underwriter may otherwise have. Mortgage Lenders Network and the Underwriter acknowledge and agree that the information set forth in [[(i) the first sentence of the penultimate paragraph on the front cover of the Prospectus Supplement and (ii) in the first sentence of the second and fourth paragraphs under the caption "Underwriting" in the Prospectus Supplement]] constitute the only information furnished in writing by the Underwriters for use in connection with the preparation of the Prospectus Supplement, and the Underwriters confirm that such statements are correct.

     (c) The Depositor shall indemnify and hold harmless Mortgage Lenders Network, each of its directors, each of its officers and each Person, if any, that controls Mortgage Lenders Network within the meaning of the 1933 Act, against any losses, claims, damages or liabilities to which Mortgage Lenders Network or any such director, officer or controlling Person may become subject, under the 1933 Act or otherwise, to the extent that such losses, claims, damage or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement or the Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission does not relate to (i) the Mortgage Lenders Network Information, (ii) the FSA Information or (iii) the information covered by subsection (b) above, and the Depositor shall reimburse Mortgage Lenders Network and each such director, officer or controlling Person for any legal or other expenses reasonably incurred by Mortgage Lenders Network and any such director, officer or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, that such payment by the Depositor shall not exceed the aggregate proceeds to the Depositor from the sale of the Offered Notes. The Depositor's liability under this Section 3.1 shall be in addition to any liability that the Depositor may otherwise have.

     (d) If the indemnification provided for in this Section 3.1 shall for any reason be unavailable to an indemnified party under this Section 3.1, then the party which would otherwise be obligated to indemnify with respect thereto, on the one hand, and the parties which would otherwise be entitled to be indemnified, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated herein and incurred by the parties hereto in such proportions that are appropriate to reflect the relative benefit to the Depositor, the Underwriter and Mortgage Lenders Network from the issuance and sale of the Offered Certificates or if such allocation is not permitted by a court of competent jurisdiction, then on a basis appropriate to also recognize the relative fault of the Depositor, the Underwriter and Mortgage Lenders Network in connection with the applicable misstatements or omissions as well as any other relevant equitable considerations. Notwithstanding the foregoing, no Person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the 1933 Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. For purposes of this Section 3.1, (i) each director of a party to this Agreement and each Person, if any, that controls a party to this Agreement within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such party.

     3.2 Notification; Procedural Matters.

     Promptly after receipt by an indemnified party under Section 3.1 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party (or if a claim for contribution is to be made against another party) under Section 3.1 hereof, notify the indemnifying party (or other contributing party) in writing of the commencement thereof; but the-omission so to notify the indemnifying party (or other contributing party) shall not relieve it from any liability it may have to any indemnified party (or to the party requesting contribution) otherwise than under Section 3.1 hereof. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, the indemnifying party elects to assume the defense thereof, it may participate (jointly with any other indemnifying party similarly notified) with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall reasonably have concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party under this paragraph for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel (plus any local counsel) in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence, (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party shall have authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. No party shall be liable for contribution with respect to any action or claim settled without its consent, which shall not be unreasonably withheld. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

                                 ARTICLE IV.

                                   GENERAL

     4.1 Payment and Reimbursement of Expenses.

     Mortgage Lenders Network shall:

     (a) pay all expenses of printing all documents relating to the initial offering;

     (b) pay any expenses for accountants' letters obtained relating to the Computational Materials and/or ABS Term Sheets (as each are defined in the Underwriting Agreement ); and

     (c) reimburse the Depositor for any payments (including all out-of-pocket expenses and reasonable fees and disbursements of counsel) made by them pursuant to Section 5(f) of the Underwriting Agreement.

     Furthermore, if the sale of the Offered Certificates is not consummated because any condition to the obligations of the Underwriters set forth in
Section 6 of the Underwriting Agreement is not satisfied or because of any refusal, inability or failure on the part of Mortgage Lenders Network to perform any agreement herein or comply with any provision hereof or in the Mortgage Loan Purchase Agreement other than by reason of a default by the Underwriter or Depositor, Mortgage Lenders Network will reimburse the Underwriter upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been reasonably incurred by them in connection with the proposed purchase and sale of the Offered Certificates.

     4.2 Survival.

     This Agreement and the obligations of the parties hereunder shall survive the purchase and sale of the Offered Certificates.

     4.3 Successors.

     This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling Persons referred to in Article III hereof and their respective successors and assigns, and no other Person shall have any right or obligation hereunder.

     4.4 Applicable Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflict of laws.

     4.5 Miscellaneous.

     Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

     4.6 Notices.

     All communications hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, Prudential Securities Secured Financing Corporation, One New York Plaza, New York, New York 10292, Attention: [[ ]]; (b) in the case of Mortgage Lenders Network, Mortgage Lenders Network USA, Middlesex Corporate Center, 11th Floor, 213 Court Street, Middletown, CT 06457, Attention: Michael Mattera; (c) in the case of the Underwriter, Prudential Securities Incorporated, One New York
Plaza, New York, New York 10292, Attention: [[      ]].

     IN WITNESS WHEREOF, the parties have executed this Agreement by their duly authorized officers as of the date first above written.

                                          PRUDENTIAL SECURITIES SECURED
                                          FINANCING CORPORATION


                                          By:__________________________________
                                             Name:
                                             Title:


                                          MORTGAGE LENDERS NETWORK USA, INC.


                                          By:__________________________________
                                             Name:
                                             Title:


                                          PRUDENTIAL SECURITIES INCORPORATED


                                          By:__________________________________
                                             Name:
                                             Title: